------------------------                                ------------------------
CUSIP NO.  N/A                     SCHEDULE 13D               Page 30 of 32
------------------------                                ------------------------



                                    Exhibit B

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Samuel L. Duboc, Gilbert S. Palter, Bryan
W. Kerdman and Sandra Cowan, and each of them, with full power to act without the others, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 3rd day of May, 2004.

                              EDGESTONE CAPITAL EQUITY FUND II-A, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By: /s/ Sandra Cowan
                                 ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II US GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By: /s/ Sandra Cowan
                                 ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

------------------------                                ------------------------
CUSIP NO.  N/A                     SCHEDULE 13D               Page 31 of 32
------------------------                                ------------------------


                              EDGESTONE CAPITAL EQUITY FUND II-US-INST., L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, L.P. BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              NATIONAL BANK FINANCIAL & CO. INC.

                              By: /s/ Lawrence Haber
                                  ___________________________________________
                              Name: Lawrence Haber
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-A GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, L.P. BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

------------------------                                ------------------------
CUSIP NO.  N/A                     SCHEDULE 13D               Page 32 of 32
------------------------                                ------------------------



                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-B GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By: /s/ Sandra Cowan
                                  ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President


                              /s/ Samuel L. Duboc
                              ------------------------------------------------
                              Samuel L. Duboc


                              /s/ Gilbert S. Palter
                              ------------------------------------------------
                              Gilbert S. Palter


                              /s/ Brian W. Kerdman
                              ------------------------------------------------
                              Bryan W. Kerdman


                              /s/ Sandra Cowan
                              ------------------------------------------------
                              Sandra Cowan